UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2005

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19410	22-2536587
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

84 Waterford Drive
Marlborough, MA		01752
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Commercial Launch of XOPENEX HFA(TM) Metered-Dose Inhaler

On December 12, 2005, Sepracor Inc. (the “Company”) announced the availability in pharmacies by prescription of XOPENEX HFA(TM) (levalbuterol tartrate) Inhalation Aerosol, a hydrofluoroalkane (“HFA”) metered-dose inhaler (“MDI”).  XOPENEX HFA is a short-acting beta-agonist formulation indicated for the treatment or prevention of bronchospasm in patients 4 years of age and older with reversible obstructive airway disease. The XOPENEX HFA MDI is a portable, hand-held device consisting of a pressurized canister containing medication and a mouthpiece through which the medicine is inhaled.

Submission of Arformoterol New Drug Application

On December 13, 2005, the Company announced that it had submitted a New Drug Application (“NDA”) to the U.S. Food and Drug Administration (“FDA”) for arformoterol tartrate inhalation solution, a long-acting beta-agonist formulation for long-term maintenance treatment of chronic obstructive pulmonary disease.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: December 19, 2005	By:	/s/ Robert F. Scumaci
Robert F. Scumaci Executive Vice President, Finance and Administration